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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) ___________________

                            WESTBRIDGE RESEARCH GROUP
             (Exact Name of Registrant as Specified in Its Charter)

California                       2-92261            95-3769474

(State or Other Jurisdiction   (Commission          (IRS Employer Identification
of Incorporation)              File Number)         Number )


                    1150 Joshua Way, Vista, California, 92083
               (Address of principal executive offices) (Zip Code)


Registrant's Telephone Number, Including Area Code: (760) 599-8855


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of ___ pages. The Exhibit Index is on page ___.

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTIONS OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         (d) On February 4, 2005, Mark E. Cole, age 41, was elected by a unanimous vote of the Directors of Westbridge Research Group to its Board of Directors to fill the vacancy created by the resignation of William J. Dale. Mr. Cole is a certified public accountant and is currently employed as a corporate controller of a public company engaged in the apparel industry. Mr. Cole was named to the Board of Directors' Audit Committee and Compensation Committee.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WESTBRIDGE RESEARCH GROUP



Date:   February __, 2005              By: /s/ Christine Koenmann
                                           ------------------------------
                                           Christine Koenemann, President


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